UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 Muñoz Rivera Avenue Hato Rey, Puerto Rico		00918
(Address of principal executive offices)		(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	BPOP	The NASDAQ Stock Market

6.70% Cumulative Monthly Income Trust Preferred Securities	BPOPN	The NASDAQ Stock Market

6.125% Cumulative Monthly Income Trust Preferred Securities	BPOPM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2019, Popular, Inc. (the “Corporation”) announced that Richard L. Carrión, Executive Chairman of the Board of Directors (the “Board”), will transition into service as non-executive Chairman of the Board, effective July 1, 2019. As non-executive Chairman of the Board, Mr. Carrión will continue his service as a director of the Corporation but will no longer be an employee.

Mr. Carrión’s compensation as Chairman of the Board will consist of an annual chairman retainer of $150,000 (payable in cash or in equity, at his option), as well as the Corporation’s non-employee director compensation described in the Corporation’s Annual Proxy Statement filed with the Securities and Exchange Commission on March 20, 2019. Such compensation shall be adjusted during the current board year on a prorated basis based on the portion of the year in which Mr. Carrión serves as Chairman. The Corporation will also provide Mr. Carrión an office with administrative support at the Corporation’s headquarters and the use of a company-owned vehicle and personal security while in Puerto Rico. For his service as Executive Chairman during 2019, Mr. Carrión will be entitled to receive his short-term cash incentive for 2019 and any profit-sharing incentive awarded by the Compensation Committee, all in accordance with the terms of the Corporation’s executive compensation program and prorated based on the portion of the year in which he served as Executive Chairman.

Item 8.01.	Other Events.

On June 28, 2019, the Corporation issued a press release announcing the transition of Richard L. Carrión to non-executive Chairman of the Board of Directors. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

99.1	Press release dated June 28, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)

Date: June 28, 2019	By:	/s/ Javier D. Ferrer
Javier D. Ferrer
Executive Vice President, Chief Legal Officer and Secretary